                                                                    EX-99.g.1(d)
                                                        AMENDMENT TO SCHEDULE B3

                          LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS

                               FEBRUARY 16, 2001

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized TO ORIGINATE TRADES on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

                                                INITIALS
                                                --------

/s/ Michael A. Abellera                         M.A.A.
--------------------------                      ------
Michael A. Abellera
/s/ Shelley J. Aron                             S.J.A.
--------------------------                      ------
Shelley J. Aron
/s/ Christopher B. Baker                        C.B.B.
--------------------------                      ------
Christopher B. Baker
/s/ Robert J. Bernstein                         R.J.B.
--------------------------                      ------
Robert J. Bernstein
/s/ Jimmy Chua                                  J.C.
--------------------------                      ----
Jimmy Chua
/s/ Thomas D. Clarkson                          T.D.C.
--------------------------                      ------
Thomas D. Clarkson
/s/ Norman Cumming                              N.C.
--------------------------                      ----
Norman Cumming
/s/ William J. DeAllaume                        W.J.D.
--------------------------                      ------
William J. DeAllaume
/s/ Craig G. Ellinger                           C.G.E.
--------------------------                      ------
Craig G. Ellinger
/s/ Paul J. Harvey                              P.J.H.
--------------------------                      ------
Paul J. Harvey
/s/ James C. Jackson                            J.C.J.
--------------------------                      ------
James C. Jackson
/s/ Debbie J. Johnson                           D.J.J.
--------------------------                      ------
Debbie J. Johnson
/s/ Kiki Katsikas                               K.K.
--------------------------                      ----
Kiki Katsikas
/s/ Linda A. Kent                               L.A.K.
--------------------------                      ------
Linda A. Kent

/s/ Phillip B. Krauss                           P.B.K.
--------------------------                      ------
Phillip B. Krauss
/s/ Matt Kruyswyk                               M.K.
--------------------------                      ----
Matt Kruyswyk
/s/ Megan B. Lamb                               M.B.L.
--------------------------                      ------
Megan B. Lamb
/s/ James K. Law                                J.K.L.
--------------------------                      ------
James K. Law
/s/ John C. Leonard                             J.C.L.
--------------------------                      ------
John C. Leonard
/s/ James C. Malles                             J.C.M.
--------------------------                      ------
James C. Malles
/s/ Alvin W. Marley                             A.W.M.
--------------------------                      ------
Alvin W. Marley
/s/ Maria Mednikov                               M.M.
--------------------------                      -----
Maria Mednikov
/s/ Anthony J. Meyer                            A.J.M.
--------------------------                      ------
Anthony J. Meyer
/s/ Lydia J. Miller                             L.J.M.
--------------------------                      ------
Lydia J. Miller
/s/ Robert C. Moore                             R.C.M.
--------------------------                      ------
Robert C. Moore
/s/ John M. Nena                                J.M.N.
--------------------------                      ------
John M. Nena
/s/ Anthony Richards                            A.R.
--------------------------                      -----
Anthony Richards
/s/ Uwe Schillhorn                              U.S.
--------------------------                      -----
Uwe Schillhorn
/s/ Ilene W. Simmons                            I.W.S.
--------------------------                      ------
Ilene W. Simmons
/s/ Pamela M. Siple                             P.M.S.
--------------------------                      ------
Pamela M. Siple
/s/ Gregory P. Smith                            G.P.S.
--------------------------                      ------
Gregory P. Smith
/s/ David A. Strouse                            D.A.S.
--------------------------                      ------
David A. Strouse
/s/ Justin C. Tabellione                        J.C.T.
--------------------------                      ------
Justin C. Tabellione
/s/ Chester F. Wierciak                         C.F.W.
--------------------------                      ------
Chester F. Wierciak

/s/ Mary Wilson                                 M.W.
--------------------------                      ------
Mary Wilson
/s/ Glenn G. Wozniak                            G.G.W.
--------------------------                      ------
Glenn G. Wozniak

                          LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, EXCLUDING CASH MOVEMENTS. All prior authorizations are superseded by this list.

                                         INITIALS
                                         --------

/s/ Joseph A. Anderson                          J.A.A.
----------------------------                    ------
Joseph A. Anderson
/s/ Erik D. Boyme                               E.D.B.
----------------------------                    ------
Erik D. Boyme
/s/ Jennifer J. Drum                            J.J.D.
----------------------------                    ------
Jennifer J. Drum
/s/ Catherine E. Macrae                         C.E.M.
----------------------------                    ------
Catherine E. Macrae
/s/ Robert J. Oliver                            R.J.O.
----------------------------                    ------
Robert J. Oliver
/s/ Athena D. Svolos                            A.D.S.
----------------------------                    ------
Athena D. Svolos

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, AS WELL AS INITIATE CASH MOVEMENTS.

                                                INITIALS
                                                --------

/s/ Carolyn M. Burke                            C.M.B.
----------------------------                    ------
Carolyn M. Burke
/s/ Jeffrey J. Diermeier                        J.J.D.
----------------------------                    ------
Jeffrey J. Diermeier
/s/ Thomas J. Digenan                           T.J.D.
----------------------------                    ------
Thomas J. Digenan
/s/ David E. Floyd                              D.E.F.
----------------------------                    ------
David E. Floyd
/s/ Mark F. Kemper                              M.F.K.
----------------------------                    ------
Mark F. Kemper
/s/ Alanna N. Palmer                            A.N.P.
----------------------------                    ------
Alanna N. Palmer
/s/ Nicholas C. Rassas                          N.C.R.
----------------------------                    ------
Nicholas C. Rassas

                      CHASE GLOBAL FUNDS SERVICES COMPANY


DATE:                                    February 16, 2001

RE:                                      FUNDS TRANSFER AUTHORIZATION
                                         ----------------------------

The following is a list of Chase Global Funds Services Company personnel authorized to instruct Chase to transfer funds between the transfer agent operating accounts and the Brinson custody accounts.

NAME              TITLE                     SIGNATURE
Nick Tuberosa     Director, Vice President  /s/ Nick Tuberosa
                                            ------------------
John Sheppard     Assistant Vice President  /s/ John Sheppard
                                            ------------------
Louis DiMuzio     Supervisor                /s/ Louis DiMuzio
                                            ------------------
Donna Sullivan    Supervisor                /s/ Donna Sullivan
                                            ------------------
Charleen White    Supervisor                /s/ Charleen White
                                            ------------------
Eric Klein        Assistant Treasurer       /s/ Eric Klein
                                            ------------------

UBS Brinson Limited - London            July 17, 2000

                         LIST OF AUTHORIZED SIGNATURES
                         -----------------------------

   PRINTED NAME                       SIGNATURE

   Tony Anderson                      /s/ Tony Anderson
                                      ---------------------

   Digby Armstrong                    /s/ Digby Armstrong
                                      ---------------------

   Martin Ashdown                     /s/ Martin Ashdown
                                      ---------------------

   Ronald Aziz                        /s/ Ronald Aziz
                                      ---------------------

   Tom Barrett                        /s/ Tom Barrett
                                      ---------------------

   Sarah Bedwell                      /s/ Sarah Bedwell
                                      ---------------------

   Jens Bjorheim                      /s/ Jens Bjorheim
                                      ---------------------

   David Blaskett                     /s/ David Blaskett
                                      ---------------------

   Mark Boylan                        /s/ Mark Boylan
                                      -----------------------

   Katy Bradbury                      /s/ Katy Bradbury
                                      -----------------------

   Douglas Bryden                     /s/ Douglas Bryden
                                      -----------------------

   Tiffany Clay                       /s/ Tiffany Clay
                                      -----------------------

   Darren Cannon                      /s/ Darren Cannon
                                      -----------------------

   Richard Collins                    /s/ Richard Collins
                                      -----------------------

   Norman Cumming                     /s/ Norman Cumming
                                      -----------------------

   Godfrey Dutton                     /s/ Godfrey Dutton
                                      -----------------------

   Richard Fosker                     /s/ Richard Fosker
                                      -----------------------

   Michael Frankland                  /s/ Michael Frankland
                                      -----------------------

   Brian Freeman                      /s/ Brian Freeman
                                      -----------------------

   Sally Green                        /s/ Sally Green
                                      -----------------------

   Mark Gunn                          /s/ Mark Gunn
                                      -----------------------

   Peter Halliwell                    /s/ Peter Halliwell
                                      -----------------------

   Nigel Head                         /s/ Nigel Head
                                      -----------------------

   James Hedley                       /s/ James Hedley
                                      -----------------------

   Steven Herbert                     /s/ Steven Herbert
                                      -----------------------

   Amanda Hext                        /s/ Amanda Hext
                                      -----------------------

   Theresa Hickman                    /s/ Theresa Hickman
                                      -----------------------

   Sam Horowitz                       /s/ Sam Horowitz
                                      -----------------------

   Michael Humphries                  /s/ Michael Humphries
                                      -----------------------

   Steve Jenson                       /s/ Steve Jenson
                                      -----------------------

   Christopher Leyshon                /s/ Christopher Leyshon
                                      -----------------------

   Steven Liu                         /s/ Steven Liu
                                      -----------------------

   Graham Lock                        /s/ Graham Lock
                                      -----------------------

   Brian McEwan                       /s/ Brian McEwan
                                      -----------------------

   Thomas Madsen                      /s/ Thomas Madsen
                                      -----------------------

   Caroline Martin                    /s/ Caroline Martin
                                      -----------------------

   Darren Mason                       /s/ Darren Mason
                                      -----------------------

   Paula Matthews                     /s/ Paula Matthews
                                      -----------------------

   Piers Maynard                      /s/ Piers Maynard
                                      -----------------------

   Anne-Marie Parish                  /s/ Anne-Marie Parish
                                      -----------------------

   Jemma Payne                        /s/ Jemma Payne
                                      -----------------------

   Mark Petheram                      /s/ Mark Petheram
                                      -----------------------

   Suzanne Phillips                   /s/ Suzanne Phillips
                                      -----------------------

   Richard Pollack                    /s/ Richard Pollack
                                      -----------------------

   Barrie Senior                      /s/ Barrie Senior
                                      -----------------------

   Frances Sinden                     /s/ Frances Sinden
                                      -----------------------

   Mark Skeggs                        /s/ Mark Skeggs
                                      -----------------------

   Hanneke Smits                      /s/ Hanneke Smits
                                      -----------------------

   Lena Stoneman                      /s/ Lena Stoneman
                                      -----------------------

   Robert Surridge                    /s/ Robert Surridge
                                      -----------------------

   Nina Terry                         /s/ Nina Terry
                                      -----------------------

   Jane Wakefield                     /s/ Jane Wakefield
                                      -----------------------

   Mark Walkling                      /s/ Mark Walkling
                                      -----------------------

   Mark Wauton                        /s/ Mark Wauton
                                      -----------------------

   Arwyn Wickerson                    /s/ Arwyn Wickerson
                                      -----------------------